Exhibit 21.1

Subsidiaries of the Registrant: Alpine Income Property Trust, Inc.

	Organized Under Laws of	Percentage of Voting Securities Owned by Immediate Parent
Alpine Income Property GP, LLC	Delaware	100.0	(1)
Alpine Income Property OP, LP	Delaware		(2)
Bluebird Metrowest Orlando LLC	Delaware	100.0	(3)
CTLC18 Lynn MA LLC	Delaware	100.0	(3)
CTO16 Charlottesville VA LLC	Delaware	100.0	(3)
CTO16 Huntersville LLC	Delaware	100.0	(3)
CTO16 Raleigh LLC	Delaware	100.0	(3)
CTO16 Reno LLC	Delaware	100.0	(3)
CTO17 Brandon FL LLC	Delaware	100.0	(3)
CTO17 Hillsboro OR LLC	Delaware	100.0	(3)
CTO17 Saugus MA LLC	Delaware	100.0	(3)
CTO19 Albany GA LLC	Delaware	100.0	(3)
CTO19 Birmingham LLC	Delaware	100.0	(3)
CTO19 Troy WI LLC	Delaware	100.0	(3)
CTO19 Winston Salem NC LLC	Delaware	100.0	(3)
Indigo Henry LLC	Florida	100.0	(3)
LHC15 Glendale AZ LLC	Delaware	100.0	(3)
PINE MEX OH LLC	Delaware	100.0	(3)
PINE MEX OH 2 LLC	Delaware	100.0	(3)
PINE19 Alpharetta GA LLC	Delaware	100.0	(3)
PINE19 Asheville LLC	Delaware	100.0	(3)
PINE19 Georgetown TX LLC	Delaware	100.0	(3)
PINE19 Glendale AZ LLC	Delaware	100.0	(3)
PINE19 Jacksonville FL LLC	Delaware	100.0	(3)
PINE19 Slaughter Austin TX LLC	Delaware	100.0	(3)
PINE20 Alb NM LLC	Delaware	100.0	(3)
PINE20 Aloma LLC	Delaware	100.0	(3)
PINE20 Arden NC LLC	Delaware	100.0	(3)
PINE20 Barker LLC	Delaware	100.0	(3)
PINE20 Bingham LLC	Delaware	100.0	(3)
PINE20 Blanding LLC	Delaware	100.0	(3)
PINE20 Blanding Pad LLC	Delaware	100.0	(3)
PINE20 Cecelia KY LLC	Delaware	100.0	(3)
PINE20 Chazy LLC	Delaware	100.0	(3)
PINE20 Chicago IL LLC	Delaware	100.0	(3)
PINE20 Cut & Shoot LLC	Delaware	100.0	(3)
PINE20 Del Rio LLC	Delaware	100.0	(3)
PINE20 Glendale LLC	Delaware	100.0	(3)
PINE20 Hammond LLC	Delaware	100.0	(3)
PINE20 Harrisville LLC	Delaware	100.0	(3)
PINE20 Heuvelton LLC	Delaware	100.0	(3)
PINE20 Highland KY LLC	Delaware	100.0	(3)
PINE20 Howell MI LLC	Delaware	100.0	(3)
PINE20 Hurst TX LLC	Delaware	100.0	(3)
PINE20 Kermit LLC	Delaware	100.0	(3)
PINE20 Limestone LLC	Delaware	100.0	(3)
PINE20 Milford LLC	Delaware	100.0	(3)
PINE20 Mountain Lake LLC	Delaware	100.0	(3)
PINE20 Newtonsville LLC	Delaware	100.0	(3)
PINE20 Odessa LLC	Delaware	100.0	(3)
PINE20 Salem LLC	Delaware	100.0	(3)
PINE20 Seguin LLC	Delaware	100.0	(3)
PINE20 Severn LLC	Delaware	100.0	(3)
PINE20 Somerville LLC	Delaware	100.0	(3)
PINE20 Sun WI LLC	Delaware	100.0	(3)
PINE20 Tacoma LLC	Delaware	100.0	(3)
PINE20 Tulsa LLC	Delaware	100.0	(3)
PINE20 Tulsa Pad LLC	Delaware	100.0	(3)
PINE20 Tyn LLC	Delaware	100.0	(3)
PINE20 Willis LLC	Delaware	100.0	(3)
PINE20 Winthrop LLC	Delaware	100.0	(3)
PINE21 Acquisitions 11 LLC	Delaware	100.0	(3)

	Organized Under Laws of	Percentage of Voting Securities Owned by Immediate Parent
PINE21 Acquisitions 12 LLC	Delaware	100.0	(3)
PINE21 Acquisitions 13 LLC	Delaware	100.0	(3)
PINE21 Acquisitions 14 LLC	Delaware	100.0	(3)
PINE21 Acquisitions LLC	Delaware	100.0	(3)
PINE21 Acquisitions II LLC	Delaware	100.0	(3)
PINE21 Acquisitions III LLC	Delaware	100.0	(3)
PINE21 Acquisitions IV LLC	Delaware	100.0	(3)
PINE21 Acquisitions IX LLC	Delaware	100.0	(3)
PINE21 Acquisitions V LLC	Delaware	100.0	(3)
PINE21 Acquisitions VI LLC	Delaware	100.0	(3)
PINE21 Acquisitions VII LLC	Delaware	100.0	(3)
PINE21 Acquisitions VIII LLC	Delaware	100.0	(3)
PINE21 Acquisitions X LLC	Delaware	100.0	(3)
PINE21 Houston East LLC	Delaware	100.0	(3)
PINE21 Houston West LLC	Delaware	100.0	(3)
PINE21 Sports LLC	Delaware	100.0	(3)

(1)    Alpine Income Property Trust, Inc. (the “Company”) is the sole member of Alpine Income Property GP, LLC (the “General Partner”).

(2)    The General Partner is the sole general partner of Alpine Income Property OP, LP (the “Operating Partnership”). The Company owns an approximate 87.1% ownership interest in the Operating Partnership, with CTO Realty Growth, Inc. holding, directly and indirectly, an approximate 9.3% ownership interest in the Operating Partnership. The remaining 3.6% ownership interest in the Operating Partnership is held by an unrelated third party.

(3)    The Operating Partnership is the sole member.

All subsidiaries are included in the Consolidated and Combined Financial Statements of the Company and its subsidiaries appearing elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.